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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): February 20, 2007


                  REINSURANCE GROUP OF AMERICA, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)


           MISSOURI                     1-11848                43-1627032
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)             File Number)        Identification Number)


          1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                    (Address of Principal Executive Office)


      Registrant's telephone number, including area code: (636) 736-7000


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

         On February 20, 2007, the Compensation Committee ("Compensation Committee") of the Board of Directors of Reinsurance Group of America, Incorporated (the "Company") approved the following actions with regard to the compensation of certain executive officers who were named in the Summary Compensation Table of the Company's 2006 Proxy Statement and who are expected to be named in the Summary Compensation Table of the Company's 2007 Proxy Statement (the "Named Executive Officers"):

         COMPENSATION OF 2007 NAMED EXECUTIVE OFFICERS

         The Compensation Committee approved the base salaries for the Named Executive Officers. The salaries for the Named Executive Officers for 2007 are described in Exhibit 10.1 hereto and are hereby incorporated by reference.

         INCENTIVES UNDER THE MANAGEMENT INCENTIVE PLAN

         The Compensation Committee approved the payout for the Named Executive Officers for 2006 performance under the Reinsurance Group of America, Incorporated Management Incentive Plan, as amended and restated effective January 1, 2003 (the "MIP"). The MIP provides incentive compensation based on a participant's individual performance as well as his or her division's and the Company's achievements. Based on these performance goals, the Compensation Committee approves specific incentives with a minimum level of performance that must be met before any payment to the individual can be made, a target and a maximum. The Company's performance must meet certain levels, as determined in advance by the Compensation Committee, before any awards are made under the MIP. Awards are based on a specific percentage of salary, which varies for each participant. The Compensation Committee determined that the Company's operating earnings and revenue growth in fiscal 2006 exceeded the amount for target bonus awards but did not reach the level for maximum awards. The MIP payouts for the Named Executive Officers for 2006, as approved by the Compensation Committee, are described in Exhibit 10.1 hereto and are hereby incorporated by reference. The foregoing description of the MIP is only a summary and is qualified in its entirety by the full text of the MIP, a copy of which is attached as Exhibit 10.2 hereto and is hereby incorporated by reference.

         The Compensation Committee also approved the 2007 award levels for the Named Executive Officers under the MIP, which are described in Exhibit
10.1 hereto and are hereby incorporated by reference.

         PERFORMANCE CONTINGENT RESTRICTED STOCK AWARD AND GRANT

         The Compensation Committee approved the awards for the Named
Executive Officers for the grants of performance contingent restricted stock made in 2004 under the Reinsurance Group of America, Incorporated Flexible Stock Plan (the "Stock Plan"). The Compensation Committee has established as performance goals annual operating earnings (net income from continuing operations less realized capital gains and losses and certain other non-operating items) per share and annual consolidated revenues. At the beginning of each three year performance period, the Compensation Committee grants to each Named Executive Officer a target award of shares of the Company's common stock. The Compensation Committee also sets award levels with a minimum level of performance that must be met before any payment to the individual can be made, a target and a maximum. If the Company does not meet certain performance goals, the restricted stock awards will not be paid, and if the Company exceeds those performance goals, the award can be as much as 200% of the targeted award opportunity. Grants of performance contingent restricted stock are not treated as outstanding shares until the performance goals are met and awards are paid, as determined and approved by the Compensation Committee. Awards are paid in shares of fully vested, unrestricted common stock. The awards also are contingent upon the Named

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Executive Officer's continued employment status with the Company at the end of the 3-year performance period.

         The 2004 grants used a three year performance period that ended December 31, 2006. The Compensation Committee determined that the Company's operating earnings and revenue growth for the three year performance period attained the level for maximum awards of 200% and approved the payout of the performance contingent restricted stock awards for the Named Executive Officers for the 2004 grants, which are described in Exhibit 10.1 hereto and are hereby incorporated by reference.

         The Compensation Committee also approved the 2007 grant of shares of performance contingent restricted stock to the Named Executive Officers under the Stock Plan. The grants were made pursuant to the terms of the Stock Plan and a grant agreement. The grants of shares of performance contingent restricted stock for the Named Executive Officers for 2007 are described in
Exhibit 10.1 hereto and are hereby incorporated by reference. A copy of the Stock Plan and the form of award agreement are attached as Exhibits 10.4, 10.5, 10.6, and 10.8 hereto and are hereby incorporated by reference.

         GRANT OF STOCK OPTIONS

         The Compensation Committee approved the 2007 grant of stock options to the Named Executive Officers under the Stock Plan. The options have an exercise price of $59.63 per share, vest in 25% increments on December 31 of the second, third, fourth and fifth anniversary dates of the grant and generally may only be exercised while the officer is an employee or retiree of the Company. Vesting will be accelerated upon the officer's death or disability and upon a change in control of the Company (as such terms are defined in the Stock Plan and option agreements). The options were granted pursuant to the terms of the Stock Plan and an award agreement. The stock option grants for the Named Executive Officers for 2007 are described in
Exhibit 10.1 hereto and are hereby incorporated by reference. A copy of the Stock Plan and the form of award agreement are attached as Exhibits 10.4, 10.5, 10.6, and 10.7 hereto and are hereby incorporated by reference.

         The Company will provide additional information regarding the compensation paid to the Named Executive Officers in the Company's 2007 Proxy Statement, which is expected to be filed with the Securities and Exchange Commission in April 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         See exhibit index

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             REINSURANCE GROUP OF AMERICA, INCORPORATED

Date:  February 23, 2007     By:   /s/ Jack B. Lay
                             ----------------------------------------
                             Jack B. Lay
                             Executive Vice President and
                             Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

10.1* Summary of the salaries, incentive compensation and certain equity incentive grants and awards for the named executive officers of the Company

10.2* Reinsurance Group of America, Incorporated Management Incentive Plan, as amended and restated effective January 1, 2003, incorporated by reference to the Company's Proxy Statement on Schedule 14A for the annual meeting of shareholders on May 28, 2003, filed on April 10, 2003

10.3* Reinsurance Group of America, Incorporated Flexible Stock Plan, as amended and restated effective July 1, 1998, incorporated by reference to Exhibit 10.12 to the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 12, 2004

10.4* Amendment effective as of May 24, 2000 to the Reinsurance Group of America, Incorporated Flexible Stock Plan, as amended and restated July 1, 1998, incorporated by reference to Exhibit 10.13 to the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 12, 2004

10.5* Second Amendment effective as of May 28, 2003 to the Reinsurance Group of America, Incorporated Flexible Stock Plan, as amended and restated July 1, 1998, incorporated by reference to Exhibit 10.14 to the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 12, 2004

10.6* Third Amendment effective as of May 26, 2004 to the Reinsurance Group of America, Incorporated Flexible Stock Plan, as amended and restated July 1, 1998, incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 6, 2004

10.7* Form of Reinsurance Group of America, Incorporated Flexible Stock Plan Non-Qualified Stock Option Agreement, incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 10, 2004

10.8* Form of Reinsurance Group of America, Incorporated Flexible Stock Plan Performance Contingent Restricted Stock Agreement, incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 10, 2004

* Denotes management contract or compensatory plan arrangements.


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